Exhibit 3.1



        A R T I C L E S  O F  I N C O R P O R A T I O N

                       TOV VENTURES LTD.


     WE, THE UNDERSIGNED NATURAL PERSONS OF THE AGES OF TWENTY-
ONE (21) OR MORE, ACTING AS INCORPORATORS OF A CORPORATION UNDER
THE GENERAL CORPORATION LAW OF NEVADA, ADOPT THE FOLLOWING
ARTICLES OF INCORPORATION:

     ARTICLE I

          NAME:  THE NAME OF THE CORPORATION IS TOV VENTURES LTD.

     ARTICLE II

          REGISTERED OFFICE AND AGENT: THE ADDRESS OF THE CORPORATION'S PRINCIPAL OFFICE IS 2050 ELLIS WAY, IN THE CITY OF ELKO, COUNTY OF ELKO, STATE OF NEVADA. THE INITIAL AGENT FOR SERVICE OF PROCESS AT THAT ADDRESS WILL BE GATEWAY ENTERPRISES, INC.

     ARTICLE III

          PURPOSE: THE PURPOSES FOR WHICH THE CORPORATION IS ORGANIZED ARE TO ENGAGE IN ANY ACTIVITY OR BUSINESS NOT IN CONFLICT WITH THE LAWS OF THE STATE OF NEVADA OR OF THE UNITED STATES OF AMERICA, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SPECIFICALLY:

     1.   TO HAVE AND TO EXERCISE ALL THE POWERS NOW OR HEREAFTER
CONFERRED BY THE LAWS OF THE STATE OF NEVADA UPON CORPORATIONS
ORGANIZED PURSUANT TO THE LAWS UNDER WHICH THE CORPORATION IS
ORGANIZED AND ANY AND ALL ACTS AMENDATORY THEREOF AND
SUPPLEMENTAL THERETO.

     2.   TO DISCOUNT AND NEGOTIATE PROMISSORY NOTES, DRAFTS,
BILL OF EXCHANGE AND OTHER EVIDENCE OF DEBTS, AND TO COLLECT FOR
OTHERS MONEY DUE THEM ON NOTES, CHECKS, DRAFTS, BILL OF EXCHANGE,
COMMERCIAL PAPER AND OTHER EVIDENCE OF INDEBTEDNESS.

     3.   TO PURCHASE OR OTHERWISE ACQUIRE, OWN, HOLD, LEASE,
SELL, EXCHANGE, ASSIGN, TRANSFER, MORTGAGE, PLEDGE, OR OTHERWISE
DISPOSE OF, TO GUARANTY, TO INVEST, TRADE, AND DEAL IN AND WITH
PERSONAL PROPERTY OF EVERY CLASS AND DESCRITPION.

     4.   TO ENTER INTO ANY KIND OF CONTRACT OR AGREEMENT,
COOPERATIVE OR PROFIT SHARING PLAN WITH ITS OFFICERS OR EMPLOYEES
THAT THE CORPORATION MAY DEEM ADVANTAGEOUS OR EXPEDIENT OR
OTHERWISE TO REWARD OR PAY SUCH PERSONS FOR THEIR SERVICES AS THE
DIRECTORS MAY DEEM FIT.

     5. TO PURCHASE, LEASE, OR OTHERWISE ACQUIRE, IN WHOLE OR IN PART, THE BUSINESS, THE GOOD WILL, RIGHTS, FRANCHISES AND PROPERTY OF EVERY KIND, AND TO UNDERTAKE THE WHOLE OR ANY PART OF THE ASSETS OR LIABILITIES, OF ANY PERSON, FIRM, ASSOCIATE, NON-PROFIT OR PROFIT CORPORATION, OR OWN PROPERTY NECESSARY OR SUITABLE FOR ITS PURPOSES, AND TO PAY THE SAME IN CASH, IN THE STOCK OR BONDS OF THIS COMPANY OR OTHERWISE, TO HOLD OR IN ANY MANNER DISPOSE OF THE WHOLE OR ANY PART OF THE BUSINESS OR PROPERTY SO ACQUIRED AND TO EXERCISE ALL OF THE POWERS NECESSARY OR INCIDENTAL TO THE CONDUCT OF SUCH BUSINESS.

     6.   TO LEND OR BORROW MONEY AND TO NEGOTIATE AND MAKE
LOANS, EITHER ON ITS OWN ACCOUNT OR AS AGENT, OR BROKER FOR
OTHERS.

     7. TO ENTER INTO, MAKE, PERFORM AND CARRY OUT CONTRACTS OF EVERY KIND AND FOR ANY LAWFUL PURPOSE, WITHOUT LIMIT AS TO AMOUNT WITH ANY PERSON, FIRM, ASSOCIATION, COOPERATIVE PROFIT OR NON-PROFIT CORPORATION, MUNICIPALITY, STATE OR GOVERNMENT OR ANY SUBDIVISION, DISTRICT OR DEPARTMENT THEREOF.

     8. TO BUY, SELL, EXCHANGE, NEGOTIATE, OR OTHERWISE DEAL IN, OR HYPOTHECATE SECURITIES, STOCKS, BONDS, DEBENTURES, MORTGAGES, NOTES OR OTHER COLLATERALS OR SECURITIES, CREATED OR ISSUED BY ANY CORPORATION WHEREVER ORGANIZED INCLUDING THIS CORPORATION, WITHIN SUCH LIMITS AS MAY BE PROVIDED BY LAW, AND WHILE OWNER OF ANY SUCH STOCKS OR OTHER COLLATERALS TO EXERCISE ALL RIGHTS, POWERS AND PRIVILEGES OF OWNERSHIP, INCLUDING THE RIGHT TO VOTE THE SAME; TO SUBSCRIBE FOR STOCK OF ANY CORPORATION TO BE ORGANIZED, OTHER THAN TO PROMOTE THE ORGANIZATION THEREOF.

     9.   TO PURCHASE OR OTHERWISE ACQUIRE, OWN, HOLD, LEASE,
SELL, EXCHANGE, ASSIGN, TRANSFER, MORTGAGE, PLEDGE, LICENSE, OR
OTHERWISE DISPOSE OF ANY LETTERS, PATENTS, COPYRIGHTS, OR
TRADEMARKS OF EVERY CLASS AND DESCRIPTION.

     10. TO DO ANY AND ALL OTHER SUCH ACTS, THINGS, BUSINESS OR BUSINESSES IN ANY MANNER CONNECTED WITH OR NECESSARY, INCIDENTAL, CONVENIENT OR AUXILIARY TO DO ANY OF THESE OBJECTS HEREINBEFORE ENUMERATED, OR CALCULATED, DIRECTLY OR INDIRECTLY, TO PROMOTE THE INTEREST OF THE CORPORATION; AND IN CARRYING ON ITS PURPOSES, OR FOR THE PURPOSE OF OBTAINING OR FURTHERING ANY OF ITS BUSINESS, TO DO ANY AND ALL ACTS AND THINGS, AND TO EXERCISE ANY AND ALL OTHER POWERS WHICH A CO-PARTNER OR NATURAL PERSON COULD DO OR EXERCISE, AND WHICH NOW OR HEREAFTER MAY BE AUTHORIZED BY LAW, HERE AND IN ANY OTHER PART OF THE WORLD.

     11. THE SEVERAL CLAUSES CONTAINED IN THIS STATEMENT OF POWERS SHALL BE CONSTRUED AS BOTH PURPOSES AND POWERS. AND THE STATEMENTS CONTAINED IN EACH OF THESE CLAUSES SHALL BE IN NO WAY LIMITED OR RESTRICTED, BY REFERENCE TO OR INFERENCE FROM, THE TERMS OF ANY OTHER CLAUSES, BUT SHALL BE REGARDED AS INDEPENDENT PURPOSES AND POWERS; AND NO RECITATIONS, EXPRESSION OR DECLARATION OF SPECIFIC OR SPECIAL POWERS OR PURPOSES HEREIN ENUMERATED SHALL BE DEEMED TO BE EXCLUSIVE; BUT IS HEREBY EXPRESSLY DECLARED THAT ALL OTHER LAWFUL POWERS NOT INCONSISTENT HEREWITH, ARE HEREBY INCLUDED.

     ARTICLE IV

          STOCK:  THE AGGREGATE NUMBER OF SHARES WHICH THE
CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS 200,000,000 SHARES
AT A PAR VALUE OF .001 PER SHARE.  ALL STOCK WHEN ISSUED SHALL BE
FULLY PAID AND NON-ASSESSABLE.

     NO HOLDER OF SHARES OF COMMON STOCK OF THE CORPORATION SHALL BE ENTITLED, AS SUCH, TO ANY PRE-EMPTIVE OR PREFERENTIAL RIGHTS TO SUBSCRIBE TO ANY UNISSUED STOCK OR ANY OTHER SECURITIES WHICH THE CORPORATION MAY NOW OR THEREAFTER BY AUTHORIZED TO ISSUE.
THE BOARD OF DIRECTORS OF THE CORPORATION MAY, HOWEVER, AT ITS DISCRETION, BY RESOLUTION DETERMINE THAT ANY UNISSUED SECURITIES OF THE CORPORATION SHALL BE OFFERED FOR SUBSCRIPTION SOLELY TO THE HOLDERS OF COMMON STOCK OF THE CORPORATION OR SOLELY TO THE HOLDERS OF ANY CLASS OR CLASSES OF SUCH STOCK, IN SUCH PROPORTIONS BASED ON STOCK OWNERSHIP AS SAID BOARD AT ITS DISCRETION MAY DETERMINE.

     EACH SHARE OF COMMON STOCK SHALL BE ENTITLED TO ONE VOTE AT STOCKHOLDERS MEETINGS, EITHER IN PERSON OR BY PROXY. CUMULATIVE VOTING IN ELECTIONS OF DIRECTORS AND ALL OTHER MATTERS BROUGHT BEFORE STOCKHOLDERS MEETINGS, WHETHER THEY BY ANNUAL OR SPECIAL, SHALL NOT BE PERMITTED.

     ARTICLE V

          STOCKHOLDERS MEETING: MEETINGS OF THE SHAREHOLDERS SHALL BE HELD AT SUCH PLACE WITHIN OR WITHOUT THE STATE OF NEVADA AS MAY BE PROVIDED BY THE BY-LAWS OF THE CORPORATION. SPECIAL MEETINGS OF THE SHAREHOLDERS MAY BE CALLED BY THE PRESIDENT OR ANY OTHER EXECUTIVE OFFICER OF THE CORPORATION, THE BOARD OF DIRECTORS, OR ANY MEMBER THEREOF, OR BY THE RECORD HOLDER OR HOLDERS OF AT LEAST TEN PERCENT (10%) OF ALL SHARES ENTITLED TO VOTE AT THE MEETING. ANY ACTION OTHERWISE REQUIRED TO BE TAKEN AT A MEETING OF THE SHAREHOLDERS, EXCEPT ELECTION OF THE DIRECTORS, MAY BE TAKEN WITHOUT A MEETING IF A CONSENT IN WRITING, SETTING FORTH THE ACTION SO TAKEN, SHALL BE SIGNED BY SHAREHOLDERS HAVING AT LEAST A MAJORITY OF THE VOTING POWER.

     ARTICLE VI

          COMMENCING BUSINESS:  TO CORPORATION SHALL NOT COMMENCE
BUSINESS UNTIL AT LEAST $1,000.00 HAS BEEN RECEIVED BY IT AS
CONSIDERATION FOR THE ISSUANCE OF SHARES.

     ARTICLE VII

          STOCK RIGHTS:  THE BOARD OF DIRECTORS SHALL HAVE THE
AUTHORITY TO DETERMINE THE CLASSES AND SERIES OF ANY SUBSEQUENT
STOCK ISSUED BY THE CORPORATION AND THE RIGHT AND PREFERENCES
PERTAINING THERETO.

     ARTICLE VIII

          BOARD OF DIRECTORS: A MAJORITY OF THE BOARD OF DIRECTORS SHALL BE NECESSARY TO CONSTITUTES A QUORUM; AND WHEN SO CONSTITUTED, THE BOARD SHALL BE AUTHORIZED TO TRANSACT SUCH BUSINESS AS MAY BE DELEGATED TO IT BY THE STOCKHOLDERS AND WHENEVER THE BOARD OF DIRECTORS SHALL BE SO ASSEMBLED AND ACT AS A BOARD, EITHER WITHIN OR WITHOUT THE STATE OF NEVADA, ANY ACTION TAKEN SHALL BE THE ACTION OF THE BOARD OF DIRECTORS AND SHALL BE BINDING UPON THE CORPORATION, PROVIDED THAT THREE DAYS PRIOR NOTICE, GIVEN EITHER ORALLY OR IN WRITING, OF THE TIME AND PLACE OF THE MEETING AND OF THE NATURE OF THE BUSINESS PROPOSED TO BE TRANSACTED SHALL HAVE BEEN GIVEN TO THE ENTIRE BOARD OF DIRECTORS, UNLESS SUCH NOTICE BE WAIVED AS HEREINAFTER PROVIDED. ANY DIRECTOR MAY WAIVE NOTICE OF ANY MEETING; AND IN THE EVENT OF SUCH WAIVER, NOTICE SHALL BE IN WRITING OR A WRITTEN MEMORANDUM SHALL BE MADE OF AN ORAL WAIVER OF NOTICE.

     ARTICLE IX

          OFFICERS: THE OFFICERS OF THE CORPORATION SHALL CONSIST OF A BOARD OF DIRECTORS OF NOT LESS THAN THREE NOR MORE THAN TWENTY-FIVE. A CHAIRMAN OF THE BOARD OF DIRECTORS, A PRESIDENT, A VICE-PRESIDENT, A SECRETARY AND A TREASURER, WHO SHALL PERFORM SUCH DUTIES AND HAVE SUCH AUTHORITY AS USUALLY PERTAINS TO SUCH OFFICERS OF A CORPORATION OR AS MAY BE PRESCRIBED BY THE BOARD OF DIRECTORS FROM TIME TO TIME.

          QUALIFICATION OF OFFICERS:  OFFICERS AND DIRECTORS OF
THE CORPORATION NEED NOT BE RESIDENT SOF THE STATE OF NEVADA AND
NEED NOT OWN SHARES OF THE CORPORATION'S STOCK.  THE SECRETARY
AND TREASURER MAY, BUT NEED NOT BE, THE SAME PERSON.

          ELECTION: DIRECTORS SHALL BE ELECTED AT THE ANNUAL MEETING OF THE SHAREHOLDERS, AND THE PERSONS RECEIVING THE HIGHEST NUMBER OF VOTES SHALL BE DECLARED DULY ELECTED, PROVIDING SUCH NUMBERS SHALL REPRESENT A MAJORITY OF ALL VOTES CAST.
WITHIN TEN (10) DAYS AFTER THE ELECTION, THE DIRECTORS SHALL MEET AND ELECT A PRESIDENT, VICE-PRESIDENT, SECRETARY AND TREASURER.

          TERM OF OFFICE:  THE TERM OF OFFICE OF ALL DIRECTORS
AND OFFICERS SHALL BE ONE YEAR, PROVIDED ALL DIRECTORS AND
OFFICERS SHALL HOLD OFFICE UNTIL THEIR SUCCESSORS ARE DULY
ELECTED AND QUALIFIED.

          RESIGNATION OF OFFICERS: ANY OFFICER OR DIRECTOR MAY RESIGN BY FILING HIS WRITTEN RESIGNATION WITH THE SECRETARY OF THE CORPORATION, OR IN THE CASE OF THE SECRETARY, WITH THE PRESIDENT OF THE CORPORATION AND UPON ACCEPTANCE THEREOF BY THE BOARD OF DIRECTORS OR IS SUCH BOARD SHALL NEGLECT TO ACT UPON SUCH RESIGNATION WITHIN FOURTEEN (14) DAYS AFTER RECEIPT, THE RESIGNATION SHALL BECOME EFFECTIVE AND THE OFFICE SHALL BE DEEMED VACANT.

          REMOVAL OF OFFICERS:  ANY OFFICER OR DIRECTOR OF THIS
CORPORATION MAY BE REMOVED AT ANY TIME WITHOUT CAUSE IN THE
MANNER PROVIDED BY THE LAWS OF THE STATE OF NEVADA FOR THE
REMOVAL OF SUCH

OFFICER OR DIRECTOR, OR BY A MAJORITY VOTE OF THE
OUTSTANDING STOCK OF THE CORPORATION AT ANY SPECIAL MEETING OF
THE STOCKHOLDERS CALLED FOR THAT PURPOSE AS HEREIN PROVIDED.

          VACANCIES: IN THE CASE OF DEATH, DISABILITY, OR RESIGNATION OF ANY OFFICER OR DIRECTOR OF THE COMPANY, THE REMAINING DIRECTORS OR DIRECTOR OF THE COMPANY, EVEN THOUGH LESS THAN A QUORUM, SHALL FILL VACANCIES FOR THE UNEXPIRED TERM OR TERMS.

          ORIGINAL DIRECTORS:  THE NUMBER OF DIRECTORS
CONSTITUTING THE INITIAL BOARD OF DIRECTORS OF THE CORPORATION IS THREE (3), AND THE NAMES AND ADDRESSES OF THE PERSONS WHO ARE THE INCORPORATORS AND WHO ARE TO SERVE AS DIRECTORS UNTIL THE FIRST ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED ARE:

     1.   SHIRRELL W. HUGHES
          2929 HILLSDEN DRIVE, SALT LAKE CITY, UTAH  84117

     2.   KURTIS D. HUGHES
          2325 ARBOR LANE, SALT LAKE CITY, UTAH  84117

     3.   CATHERINE J. LEAUTUTU
          7672 SOUTH 2030 WEST, WEST JORDAN, UTAH  84084

     ARTICLE X

          DURATION:  THE PERIOD OF DURATION OF THE CORPORATION
SHALL BE PERPETUAL.

     ARTICLE XI

          AMENDMENT: THESE ARTICLES OF INCORPORATION, BY VOTE OF NOT LESS THAN FIFTY PER CENT OF THE ISSUED AND OUTSTANDING CAPITAL STOCK OF THE CORPORATION, MAY BE DEEMED AMENDED IN ANY RESPECT AMENDABLE AT LAW AT ANY MEETING. A COPY OF THE PROPOSED AMENDMENT SHALL BE GIVEN TO THE STOCKHOLDERS AS PROVIDED IN
ARTICLE VI HEREOF, FOR CALLING AND HOLDING MEETINGS OF THE
STOCKHOLDERS.

     ARTICLE XII

          BY-LAWS: THE BOARD OF DIRECTORS OF THE CORPORATION SHALL HAVE AUTHORITY TO ADOPT SUCH BY-LAWS AS IN THEIR JUDGMENT MAY BE DEEMED NECESSARY OR ADVISABLE FOR THE MANAGEMENT AND TRANSACTION OF THE BUSINESS OF THE CORPORATION PROVIDED THAT SUCH BY-LAWS ARE NOT IN CONFLICT WITH THESE ARTICLES OF INCORPORATION OR THE CONSTITUTION OF THE STATE OF NEVADA.

     IN WITNESS WHEREOF, THE UNDERSIGNED INCORPORATORS HAVE
HEREUNTO AFFIXED THEIR SIGNATURES AT SALT LAKE CITY, UTAH THIS
25TH DAY OF JANUARY 1985.

                                       /s/ Shirrell W. Hughes


                                       /s/ Kurtis D. Hughes


                                       /s/ Catherine J. Leaututu


STATE OF UTAH

COUNTY OF SALT LAKE

     I, KELLIE HUMES, A NOTARY PUBLIC, DO HEREBY CERTIFY THAT
SHIRRELL W. HUGHES, KURTIS D. HUGHES, AND CATHERINE J. LEAUTUTU,
DID PERSONALLY APPEAR BEFORE ME TO AFFIX THEIR SIGNATURES TO THIS
DOCUMENT.

                                     /s/ Kellie Humes
                                   NOTARY PUBLIC, RESIDING IN
	                             SALT LAKE COUNTY

COMMISSION EXPIRES:
   7-26-87

                     ARTICLES OF AMENDMENT
                             TO THE
                   ARTICLES OF INCORPORATION
                               OF
                       TOV-VENTURES, LTD.


     Pursuant to the applicable provisions of the Nevada Business

Corporations Act, the undersigned Corporation adopts the

following Articles of Amendment to its Articles of Incorporation

by stating the following:

     FIRST:  The present name of the corporation is Tov-Ventures, Ltd.

     SECOND:  The following amendments to its Articles of

Incorporation were adopted by the shareholders of the corporation on May 16, 1986, in the manner prescribed by Nevada law.

     1.   Article IV is amended as follows:

                   ARTICLE IV - CAPITAL STOCK

     The aggregate number of shares which this corporation shall have authority to issue is 200,000,000 shares of common stock having $.01 par value per share.  All stock of the corporation shall be of the same class, common, and shall have the same

rights and preferences.  Fully-paid stock of this corporation shall not be liable to any further call or assessment.

     THIRD:  The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption of said

amendment was 22,000,000 shares.

     FOURTH:  The number of shares voted for such amendments was

13,483,000 (61%) and the number voted against such amendments was

8,000.

     DATED this 16th day of May, 1986.

Attest:                                  TOV-VENTURES, LTD.

/s/ Miriam Silberman                   By:/s/Jacob Silberman
    Miriam Silberman, Secretary              Jacob Silberman,President



                          VERIFICATION

STATE OF UTAH       )
                    :  ss.
COUNTY OF SALT LAKE )

     The undersigned being first duly sworn, deposes and states:
that the undersigned is the Secretary of Tov-Ventures, Ltd. that the undersigned has read the Articlesof Amendment and knows the contents thereof and that the same contains a truthful statement of the amendment duly adopted by the stockholders of the Corporation.

                                     /s/ Miriam Sieberman
                                         Miriam Sieberman,Secretary


STATE OF UTAH       )
                    :  ss.
COUNTY OF SALT LAKE )

     Before me the undersigned Notary Public in and for the said
County and State, personally

 appeared the President and Secretary of Tov-Ventures, Ltd., a Nevada corporation, and signed the foregoing Articles of Amendment as their own free and voluntary act and deed pursuant to a corporate resolution for the uses and purposes set forth.

     IN WITNESS WHEREOF I have hereunto set my hand and seal this 16th day of May, 1986.

My Commission Expires:             /s/ Thomas G. Kimble
                                   NOTARY PUBLIC residing at
November 1, 1986                   Salt Lake City, Utah

[Notary Seal]

                     ARTICLES OF AMENDMENT
                             TO THE
                   ARTICLES OF INCORPORATION
                               OF
                       TOV-VENTURES, LTD.


     Pursuant to the applicable provisions of the Nevada Business

Corporations Act, the undersigned Corporation adopts the following

Articles of Amendment to its Articles of Incorporation by stating the following:

     FIRST:  The present name of the corporation is Tov-Ventures,

Ltd.

     SECOND:  The following amendments to its Articles of

Incorporation were adopted by the shareholders of the corporation on May 16, 1986, in the manner prescribed by Nevada law.

     1.   Article I is amended as follows:

                        ARTICLE I - NAME

     The name of the Corporation is Fountain Powerboat

Industries, Inc.

     THIRD:  The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption of said

amendment was 22,000,000 shares.

     FOURTH:  The number of shares voted for such amendments was

13,483,000 (61%) and the number voted against such amendments was

8,000.

     DATED this 21st day of August, 1986.

Attest:                                          TOV-VENTURES, LTD.

/s/ Miriam Silberman                  By:/s/Jacob Silberman
    Miriam Silberman, Secretary             Jacob Silberman,President

                          VERIFICATION


STATE OF NEW YORK   )
                    :  ss.
COUNTY OF KINGS     )

     The undersigned being first duly sworn, deposes and states:
that the undersigned is the Secretary of Tov-Ventures, Ltd. that the undersigned has read the Articles of Amendment and knows the contents thereof and that the same contains a truthful statement of the amendment duly adopted by the stockholders of the Corporation.

                                     /s/ Miriam Sieberman
                                         Miriam Sieberman, Secretary


STATE OF NEW YORK   )
                    :  ss.
COUNTY OF KINGS     )

     Before me the undersigned Notary Public in and for the said
County and State, personally appeared the President and Secretary of Tov-Ventures, Ltd., a Nevada corporation, and signed the foregoing Articles of Amendment as their own free and voluntary act and deed pursuant to a corporate resolution for the uses and purposes set forth.

     IN WITNESS WHEREOF I have hereunto set my hand and seal this 21st day of August, 1986.

My Commission Expires:              /s/ Jack Ostrovsky
                                        NOTARY PUBLIC residing at
  November 30, 1988
  [Notary Seal]

      RESOLUTION TO CHANGE THE RESIDENT AGENT OR CHANGE OF
      PRINCIPAL PLACE OF BUSINESS (RESIDENT AGENT ADDRESS)
                    TO ANOTHER CITY OR TOWN


              FOUNTAIN POWERBOAT INDUSTRIES, INC.
                      NAME OF CORPORATION


RESOLVED, that the resident agent and location of principal place of business was:

     Resident Agent                   GATEWAY ENTERPRISES, INC.

     Street No.                       2050 ELLIS WAY

     City or Town                     ELKO , Nevada        89801


THE ABOVE IS HEREBY CHANGED TO:

     Resident Agent                   INTERWEST TRANSFER CO.,INC.

     Street No.                       2470 CHANDLER, #5

     City or Town                     LAS VEGAS , Nevada        89120


     RESOLVED, That the President and Secretary of this corporation be, and they are hereby, instructed to certify and to file a copy of this resolution in the office of the Secretary of State of Nevada, and likewise a copy of this resolution with the
County  Clerk of        CLARK        County, State of Nevada, as
required by law to effect such change of location of principal office and or resident agent.

     WE, the undersigned, President and Secretary of the above
named corporation, hereby certify that the above and foregoing resolutions and or resolution were duly adopted by the Board of
Directors at a meeting held on the     16th     day of
January    , 1989.

  /s/ Reginald M. Fountain, Jr.       /s/ Blanche C. Williams
       President                              Secretary
       Reginald M. Fountain, Jr.          Blanche C. Williams

                    CERTIFICATE OF AMENDMENT
                             TO THE
                   ARTICLES OF INCORPORATION
                               OF
              FOUNTAIN POWERBOAT INDUSTRIES, INC.


     Pursuant to the applicable provisions of Chapter 78 of the

Nevada Revised Statutes, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation

by stating the following:

     FIRST:  The present name of the corporation is Fountain

Powerboat Industries, Inc.

     SECOND:  The following amendment to its Articles of

Incorporation was adopted by the shareholders of the corporation on June 14, 1990, in the manner prescribed by Nevada law.

     1.   The following new Article XIII shall be added:

          ARTICLE   XIII.    To  the   fullest   extent
          permitted by the laws of Nevada, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer.

     THIRD:  The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption of said

amendment was 4,440,000.

     FOURTH:  The number of shares voted for such amendment was

2,907,004 (65.47%) and the number voted against such amendment was 18,300 (.41%).

     DATED this 9th day of August, 1990.

                              FOUNTAIN POWERBOAT INDUSTRIES, INC.

                              By:    /s/ Reginald M. Fountain, Jr.
                                         Reginald M. Fountain, Jr.
     [SEAL]                              President

ATTEST:

  /s/ Blanche C. Williams
      Blanche C. Williams
      Secretary


                          VERIFICATION

STATE OF NORTH CAROLINA

COUNTY OF BEAUFORT

          The undersigned being first duly sworn, deposes and

states:  that the undersigned is the Secretary of Fountain

Powerboat Industries, Inc. that the undersigned has read the

Articles of Amendment and knows the contents thereof and that the same contains a truthful statement of the amendment duly adopted by the stockholders of the Corporation.


[SEAL]
                                     /s/ Blanche C. Williams
                                         Blanche C. Williams, Secretary


STATE OF NORTH CAROLINA
COUNTY OF BEAUFORT

     I,    Betty G. Smith   , a Notary Public in and for said
County and State, do hereby certify that on the   9th   day of
August , 1990, before me personally appeared REGINALD M. FOUNTAIN, JR., with whom I am personally acquainted, who, being by me duly sworn, says that he is the President and that BLANCHE
C. WILLIAMS, is Secretary of FOUNTAIN POWERBOAT INDUSTRIES, INC., the corporation described in and which executed the foregoing instrument; that he knows the common seal of said corporation; that the seal affixed to the foregoing instrument is said common seal; that the name of the corporation was subscribed thereto by the said President; that the said President and Secretary subscribed their names thereto and the said common seal was affixed, all by authority of the Board of Directors of said corporation; and that the said instrument is the act and deed of said corporation.

     WITNESS my hand and notarial seal, this the 9th day of August, 1990.

                                /s/ Betty G. Smith
                                    Notary Public
My Commission Expires:
     November 27, 1993

    [Notary Seal]

      RESOLUTION TO CHANGE THE RESIDENT AGENT OR CHANGE OF
      PRINCIPAL PLACE OF BUSINESS (RESIDENT AGENT ADDRESS)
                    TO ANOTHER CITY OR TOWN



               FOUNTAIN POWERBOAT INDUSTRIES, INC.
                      NAME OF CORPORATION


RESOLVED, that the resident agent and location of principal place of business was:

     Resident Agent                   INTERWEST TRANSFER CO.,INC.

     Street No.                        SUITE 5    2470 CHANDLER

     City or Town                      LAS VEGAS , Nevada     84120



THE ABOVE IS HEREBY CHANGED TO:

     Resident Agent                   GATEWAY ENTERPRISES, INC.

     Street No.                       4230 SOUTH PECOS ROAD

     City or Town                     LAS VEGAS, Nevada   89121



     RESOLVED, That the President and Secretary of this corporation be, and they are hereby, instructed to certify and to file a copy of this resolution in the office of the Secretary of State of Nevada, and likewise a copy of this resolution with the
County  Clerk of        CLARK        County, State of Nevada, as
required by law to effect such change of location of principal office and or resident agent.

     WE, the undersigned, President and Secretary of the above
named corporation, hereby certify that the above and foregoing resolutions and or resolution were duly adopted by the Board of
Directors at a meeting held on the     28th     day of
December    , 1990.


  /s/ R. M. Fountain, Jr.           /s/Blanche C. Williams
      President                        Secretary

       CERTIFICATE OF CHANGE OF ADDRESS OF RESIDENT AGENT
                 (PRINCIPAL PLACE OF BUSINESS)
                     WITHIN THE SAME COUNTY



     IT IS HEREBY CERTIFIED That the former address of the Resident Agent of the following corporation (or corporations) was:

Old Address:     Street 4230 SOUTH PECOS ROAD

                 City   LAS VEGAS, County CLARK  , Nevada  89121
                                                            Zip

                                   SEE ATTACHED LIST
                                 NAME OF CORPORATION

                 (If there is more than one corporation attach a
                     listing to this form. There is a fee of $1.00 for each additional corporation.)



     IT IS FURTHER CERTIFIED That in accordance with Nevada
Revised Statutes 78.095, the address of the Resident Agent of the above-named corporation (or corporations) is now changed to:

New Address:     Street  3230 EAST FLAMINGO ROAD, SUITE 156

                 City   LAS VEGAS, County   CLARK, Nevada 89121
                                                           Zip

                           GATEWAY ENTERPRISES, INC.

                Resident Agent   /s/ Maury Peele
                                     Signature


STATE OF NEVADA
                    ss.
COUNTY OF CLARK

     Subscribed and sworn to before me this   1st   day of
July    , 1991.

                               /s/ Mildred M. Englund
                                   Notary Publi
    [Notary Seal]
My appointment expires June 23, 1992

                    CERTIFICATE OF AMENDMENT

                             TO THE

                   ARTICLES OF INCORPORATION

                               OF

              FOUNTAIN POWERBOAT INDUSTRIES, INC.



     Pursuant to the applicable provisions of Chapter 78 of the Nevada General Corporation Law, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation by stating the following:

     FIRST:          The  present  name  of  the  corporation  is
               Fountain Powerboat Industries, Inc.

     SECOND:    The  following  amendment  to  its  Articles   of
Incorporation was adopted by the shareholders of the corporation on December 28, 1993, in the manner prescribed by Nevada law.
Article IV is amended as follows:

                   ARTICLE IV - CAPITAL STOCK

               The aggregate number of shares which the
          Corporation shall have the authority to issue
          is  TWO  HUNDRED MILLION (200,000,000) shares
          of  common  stock at a par value of  .01  per
          share.  All stock of the Corporation shall be
          of the same class, common, and shall have the
          same   rights  and  preferences.   Fully-paid
          stock of this Corporation shall not be liable
          to any further call or assessment.  Effective
          on  February 4, 1994, the common stock  shall
          be  reconstituted such that one new share  of
          common stock shall be issued in exchange  for
          two   outstanding   shares.    In   lieu   of
          fractional shares, shares shall be rounded to the nearest whole share.

     THIRD:      The   number  of  shares  of   the   Corporation
outstanding and entitled to vote at the time of the adoption of said amendment was 5,865,000.

     FOURTH: The foregoing Certificate of Amendment to the Articles of Incorporation was first authorized by the Board of Directors and subsequently duly adopted by the stockholders in the written consent of the stockholders holding majority of outstanding stock entitled to vote therefor (3,102,400 shares or 52.9%).

          Dated this  18th  day of January, 1994.

                              FOUNTAIN POWERBOAT INDUSTRIES, INC.

                              By:/s/ Reginald M.  Fountain, Jr.
                                     Reginald M.  Fountain, Jr.
                                     President
ATTEST:

  /s/ Blanche C. Williams
Blanche C. Williams
Secretary

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                          VERIFICATION



STATE OF NORTH CAROLINA

COUNTY OF BEAUFORT

          The undersigned being first duly sworn, deposes and states: that the undersigned is the Secretary of Fountain Powerboat Industries, Inc. that the undersigned has read the Articles of Amendment and knows the contents thereof and that the same contains a truthful statement of the amendment duly adopted by the stockholders of the Corporation.


      January  18  ,  1994              /s/Blanche C. Williams
                                           Blanche  C.  Williams,
                                           Secretary



STATE OF NORTH CAROLINA

COUNTY OF BEAUFORT

     I, Betty G. Smith , a Notary Public in and for said County and State, do hereby certify that on the 18th day of January, 1994, before me personally appeared REGINALD M. FOUNTAIN, JR., with whom I am personally acquainted, who, being by me duly sworn, says that he is the President and that
BLANCHE C. WILLIAMS, is Secretary of FOUNTAIN POWERBOAT INDUSTRIES, INC., the corporation described in and which executed the foregoing instrument; that he knows the common seal of said corporation; that the seal affixed to the foregoing instrument is said common seal; that the name of the corporation was subscribed thereto by the said President; that the said President and Secretary subscribed their names thereto and the said common seal was affixed, all by authority of the Board of Directors of said corporation; and that the said instrument is the act and deed of said corporation.

          WITNESS my hand and notarial seal, this the  18th   day
of January, 1994.

       [Notary Seal]                      /s/ Betty G. Smith
                                              Notary Public
My Commission Expires:
     November 27, 1998

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